EXHIBIT 4.14


                          SECURITIES PURCHASE AGREEMENT
                          -----------------------------

         This Securities Purchase Agreement (the "AGREEMENT"), dated as of June 16, 1997, is entered into by and between the parties listed on Schedule I hereto (individually, a "PURCHASER" and collectively, the "PURCHASERS") and DYNAGEN, INC., a Delaware corporation (the "COMPANY").

         The parties hereto agree as follows:

         1. PURCHASE AND SALE OF PREFERRED SHARES AND WARRANTS. Upon the basis of the representations and warranties, and subject to the terms and conditions set forth in this Agreement, the Company covenants and agrees to sell to the Purchasers on the Closing Date (as hereinafter defined) (i) the number of shares (the "PREFERRED SHARES") of its Series A Preferred Stock (the "PREFERRED STOCK") set forth opposite the name of such Purchaser under the heading "The Number of Preferred Shares to be Purchased," each such Preferred Share convertible in accordance with the terms and conditions of the Company's Certificate of Designation for the Preferred Stock in the form of EXHIBIT A annexed hereto (the "CERTIFICATE OF DESIGNATION") on the dates set forth in the Certificate of Designation (any such date of conversion, the "CONVERSION DATE") into shares of the Company's Common Stock (the "CONVERSION SHARES") and (ii) a warrant in substantially the form of EXHIBIT B hereto (the "WARRANT") to purchase the number of shares of the Company's Common Stock (the "WARRANT SHARES") set forth opposite the name of such Purchaser under the heading "Number of Warrant Shares." The Preferred Shares (together with the Warrant Shares, the "SHARES"), and the Warrants shall be purchased at the aggregate purchase price (the "PURCHASE PRICE") set forth opposite the name of such Purchaser under the heading "Aggregate Purchase Price." The Preferred Stock and Warrants are sometimes hereinafter collectively referred to as the "SECURITIES."

         2. CLOSING. The closing of the purchase and sale of the Preferred Stock and the Warrants pursuant to Section 1 hereof shall take place at the offices of Morse, Zelnick, Rose & Lander LLP, located at 450 Park Avenue, Suite 902, New York, New York 10022 on such date as the Purchasers and the Company may agree upon, or at such other time at which the Escrow Agent (as hereinafter defined) shall have received all documents and instructions as it shall in its sole judgment deem necessary and appropriate to consummate the transactions contemplated hereby (such time and date for the closing, the "CLOSING DATE"). The certificates representing the Preferred Stock and the executed Warrants to be purchased by the Purchasers shall be delivered by, or on behalf of, the Company at the closing against payment of the Purchase Price therefor in immediately available funds by, or on behalf of, the Purchasers to the attorney trust account of Morse, Zelnick, Rose & Lander, LLP, (the "ESCROW AGENT") (Chase Manhattan Bank, Account No. 967086639, ABA Routing Number 021000021). The Escrow Agent shall receive from the Purchasers and the Company written instructions of the Purchasers and the Company in substantially the form of EXHIBIT C hereto instructing the Escrow Agent with respect to the closing and settlement procedures, subject, however, to the terms and conditions of this Agreement on the date the Purchasers deliver the Purchase Price to the Escrow Agent. The Escrow Agent shall not release the Purchase Price from escrow until it shall have received from the Company a certificate stating that the Purchase Price is being funded directly to Superior Pharmaceutical Company in connection with the Superior Acquisition (as defined in Section 5(g) hereto) and that upon receipt of such funds, the Superior Acquisition shall close. Commencing on the fifth business day after delivery to the Escrow Agent of the Purchase Price, the Purchasers, if the purchase and sale transaction contemplated hereby has not been consummated in accordance with the terms of this Agreement, may terminate the proposed transaction by notice to the Company and the Escrow Agent, whereupon the Escrow Agent shall promptly redeliver the Purchase Price to the Purchasers in accordance with the written instructions of the Purchasers.

         3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS. Each Purchaser understands, and represents and warrants to, and agrees with, the Company, that:

                  (a) The Preferred Stock (including the Conversion Shares) and the Warrants (including the Warrant Shares) have not been and, unless registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), in accordance with the Registration Rights Agreement (as defined in Section 6(b)), will not be registered under the Securities Act, or any other applicable securities law, and, accordingly, may not be offered, sold, transferred, pledged, hypothecated or otherwise disposed of ("TRANSFERRED") unless registered under the Securities Act or Transferred in a transaction exempt from registration under the Securities Act and any other applicable securities law (in which event, each Purchaser shall be required to provide the Company with an opinion of counsel that registration is not required, in form and substance reasonably satisfactory to the Company and its counsel).

                  Each Purchaser acknowledges and agrees that the certificates representing the Preferred Shares and the Warrants and, prior to the effective date of the registration thereof under the Securities Act pursuant to the Registration Rights Agreement, the Conversion Shares and the Warrant Shares, will bear a legend in substantially the following form:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR, UNLESS, IN THE OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, SUCH OFFER, SALE, OR TRANSFER IS EXEMPT FROM REGISTRATION OR IS OTHERWISE IN COMPLIANCE WITH THE ACT AND SUCH LAWS.

                  (b) Each Purchaser is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act, was not organized for the specific purpose of acquiring the Securities, and is acquiring or will acquire the Securities for its own account. The Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Securities. The Purchaser is aware that it may be required to bear the economic risk (including the possible loss of the entire investment) of an investment in the Securities for an indefinite period, and it is able to bear such risk for an indefinite period.

                  (c) Each Purchaser is acquiring or will acquire the Preferred Stock and the Warrants for its own account for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof, except in compliance with applicable securities laws (including exemptions thereunder) or pursuant to an effective registration statement under the Securities Act. Each Purchaser agrees to offer, sell or otherwise transfer the Preferred Stock (including the Conversion Shares) and the Warrants (including the Warrant Shares) only (i) in accordance with the terms of this Agreement and the Warrant, as applicable, and (ii) pursuant to registration under the Securities Act or an exemption from registration under the Securities Act and any other applicable securities law.

                  (d) The Company has furnished or made available to each Purchaser all material information relating to the business, finances and operations of the Company and material information relating to the offer and sale of the Securities and which have been requested by each Purchaser. Each Purchaser and/or its advisors, if any, in each case, have been afforded the opportunity to ask questions of the Company and have received satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, each Purchaser has had the opportunity to obtain and to review the Company's (1) Transition Report on Form 10-K for the six-month period ended December 31, 1996, as amended by Amendment No. 1 to Transition Report on Form 10-K/A, as filed with the Securities and Exchange Commission (the "SEC"), (2) Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1997 and (3) definitive Proxy Statement of the Company dated December 27, 1996 for its Annual Meeting of Stockholders held on January 30, 1997 (collectively, the "SEC DOCUMENTS"), which the Company has filed pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"). Each Purchaser has had an opportunity to discuss in depth the Company's business, management and financial affairs with the Company's management, and has been provided access to material contracts and other documents it has requested and various informational brochures regarding the Company.

                  (e) Each Purchaser, in electing to subscribe for the Securities hereunder, has relied upon an independent investigation made by it and its representative, if any. Each Purchaser has been given no oral or written representations or assurances from the Company or any representative of the Company other than as set forth in this Agreement or in a document executed by a duly authorized representative of the Company making reference to this Agreement.

                  (f) Each Purchaser has no existing short position with respect to the Common Stock.

                  (g)  Each  Purchaser   acknowledges   that,   except  for  the
historical material contained herein or in the SEC Documents, the matters disclosed herein and therein are forward-looking statements under the federal securities laws that involve risks and uncertainties, including, but not limited to, the Company's ability to obtain future financing, the management and integration of acquired businesses and possible future acquisitions, product demand and market acceptance risks, the effect of economic conditions, the impact of competitive products and pricing, product development, commercialization and technological difficulties, capacity and supply constraints or difficulties, the results of financing efforts, actual purchases under agreements, and other risks detailed in the Company's SEC Documents. Actual results could differ materially from those estimated or anticipated in these forward-looking statements.

                  (h) Each Purchaser is a resident of the state or country set forth under its name on the signature page hereto.

                  (i) The foregoing representations and warranties are true and accurate as of the date hereof and unless otherwise informed in writing may be relied upon by the Company as being true and correct as of the Closing Date and the date of each Purchaser's purchase of the Securities subscribed for herein, and such representations and warranties shall survive such purchase.

         4.   REPRESENTATIONS  AND  WARRANTIES  OF  THE  COMPANY.   The  Company
represents and warrants to, and agrees with, the Purchasers that, except as disclosed in the Disclosure Schedule attached hereto:

                  (a) The Company and each of its subsidiaries have been duly incorporated and are validly existing as corporations under the laws of their respective states of incorporation and have the requisite corporate powers to own their properties and to carry on their businesses as now being conducted.

                  (b)  This  Agreement,  the  Certificate  of  Designation,  the
Warrants and the Registration Rights Agreement have been duly authorized, executed and delivered by the Company and constitute valid and binding agreements, enforceable in accordance with their respective terms (except to the extent that enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally), and the Company has full corporate power and authority necessary to enter into such agreements and to perform its obligations thereunder.

                  (c) No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company or any of its affiliates or of any third party or of the stockholders of the Company is required for execution of this Agreement, the Warrant or the Registration Rights Agreement or the performance of its obligations under such agreements, including, without limitation, the issuance and sale of the Preferred Stock, the Conversion Shares, the Warrant and the Warrant Shares (except for the registration of the Conversion Shares and Warrant Shares under the Securities Act pursuant to the Registration

Rights Agreement, the listing of the Conversion Shares and the Warrant Shares on the NASDAQ SmallCap Market and any notices of sale required to be filed with the SEC pursuant to Regulation D promulgated under the Securities Act or any state securities law authority pursuant to applicable blue sky laws may be filed within the applicable periods therefor).

                  (d) Neither the sale of the Preferred Stock and Warrants pursuant to this Agreement, nor the performance of its obligations under this Agreement, the Certificate of Designation (including the issuance of the Conversion Shares thereunder), the Warrants (including the issuance of the Warrant Shares thereunder) or the Registration Rights Agreement by the Company will:

                       (i) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the Certificate of Incorporation or By-laws of the Company, (B) any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company, the violation, conflict, breach or default of which would have a material adverse effect on the Company and its subsidiaries considered as a whole, (C) the terms of any bond, debenture, or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company is a party, by which the Company is bound, or to which any of the properties of the Company is subject, the violation, conflict, breach or default of which would have a material adverse effect on the Company and its subsidiaries considered as a whole, or (D) the terms of any "lockup" or similar provision of any underwriting or similar agreement to which the Company is a party; or

                       (ii) result in the creation or imposition of any lien, claim or other encumbrance upon any of the assets of the Company.

                  (e) As of the Closing Date, the Preferred Stock will be duly and validly authorized and (i) will be free and clear of any security interests, liens, claims or other encumbrances, (ii) will be duly and validly issued, (iii) will be fully paid and nonassessable, (iv) will not be issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company, and (v) will not subject the holders thereof to personal liability by reason of being such holders. The Warrant has been duly and validly authorized and when issued and delivered pursuant to this Agreement will have been duly executed, issued and delivered and will constitute a legal, valid, binding and enforceable obligation of the Company (except to the extent that enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally).

                  (f) As of the Closing Date, the Conversion Shares and Warrant Shares will be duly and validly authorized and when issued in accordance with the terms of this Agreement and the Certificate of Designation (as to the Conversion Shares) and the Warrants (as to the Warrant Shares) (i) will be free and clear of any security interests, liens, claims or other encumbrances,

(ii)  will  be  duly  and  validly   issued,   (iii)  will  be  fully  paid  and
nonassessable, (iv) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company, and (v) will not subject the holders thereof to personal liability solely by reason of being such holders.

                  (g) Except as set forth in the SEC Documents, there is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company or any of its affiliates that would materially adversely affect the results of operations of the Company or adversely affect the execution by the Company of, or materially adversely affect the performance by the Company of its obligations under, this Agreement, the Certificate of Designation, the Warrant or the Registration Rights Agreement, or the transactions contemplated hereby or thereby.

                  (h) Neither the Company, nor any authorized representative of the Company, has made any written or oral communication in connection with the offer or sale of the securities offered hereby which contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

                  (i) None of the Company, any affiliate of the Company, or any person acting on behalf of the Company or any such affiliate has engaged, or will engage, in any general solicitation or general advertising with respect to the Preferred Stock or the Warrants.

                  (j) The Company is duly organized, validly existing and in good standing under the laws of the state of Delaware and is duly qualified as a foreign corporation in all jurisdictions in which the failure to so qualify would have a material adverse effect on the Company and its subsidiaries taken as a whole. The Company has registered its Common Stock pursuant to the Exchange Act, and the Common Stock is listed and currently trades on the NASDAQ SmallCap Market. The Company is not in violation of the applicable listing agreement between the Company and any securities exchange or market on which the Company's securities are listed. The Company has timely filed all materials required to be filed pursuant to all reporting obligations under either Section 13(a) or 15(d) of the Exchange Act for at least twelve (12) months immediately preceding the date hereof, and has received no notice, either oral or written, with respect to the continued eligibility for such listing. The Company has timely made all filings required under the Exchange Act during the twelve month period preceding the date hereof and is eligible to use Form S-3 to register the Conversion Shares and Warrant Shares. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Prior to the date hereof, the Company has corrected all statements in the SEC Documents which have required correction and has filed all necessary amendments to the SEC Documents, in each case as required by applicable law.

                  (k) As of the date hereof, the authorized capital stock of the Company consists of (i) 75,000,000 shares of Common Stock $.01 par value per share, of which 30,122,477 shares were issued and outstanding, and (ii) 10,000,000 shares of preferred stock, $.01 par value per share, of which no shares were issued and outstanding. Immediately prior to the closing of the purchase and sale of the Preferred Stock and the Warrants pursuant to Section 1 hereof, no shares of Preferred Stock will be outstanding. All outstanding shares of Common Stock have been validly issued and are fully paid and nonassessable. No shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as disclosed in the SEC Documents, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries (all such securities and rights contained in this subsection (i) are hereinafter collectively referred to as "Derivative Securities"), and (ii) there are no outstanding debt securities of the Company. The Company has made available to the Purchaser true and correct copies of the Company's Certificate of Incorporation, as amended, as in effect on the date hereof, and the Company's By-laws. As of the Closing Date and before giving effect to the Superior Acquisition (as defined in Section 5(g) hereof) and the Closing contemplated hereunder, (i) the authorized capital stock of the Company will be (x) 75,000,000 shares of Common Stock, $.01 par value per share, of which 31,789,14430,497,477 shares will be issued and outstanding and (y) 10,000,000 shares of Preferred Stock, $.01 par value per share, of which (A) 50,000 shares have been designated Series A Preferred Stock, of which no shares are issued and outstanding and (B) 7,500 shares have been designated as Series B Preferred Stock, all of which are issued and outstanding and (ii) the Company has reserved for issuance no more than 11,000,000 shares of Common Stock with respect to the Derivative Securities.

                  (l) The Company undertakes and agrees to make all necessary filings in connection with the sale of the securities offered hereby as required by the United States laws and the regulations or any domestic securities exchange or trading market.

                  (m) Except as set forth in the SEC Documents, since July 1, 1996, there has been no material adverse development in the assets, liabilities, business properties, operations, financial condition or results of operations of the Company and its subsidiaries taken as a whole, other than continued losses.

                  (n) None of the filings of the Company with the SEC since July 1, 1996 contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company has since July 1, 1996 timely filed all requisite forms, reports and exhibits thereto with the SEC. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents. Prior to the date hereof, the Company has corrected all statements in the SEC Documents which have required correction and has filed all necessary amendments to the SEC Documents, in each case as required by applicable law.

                  (o) Except as set forth in the SEC Documents, there is no known fact to the Company or any subsidiary (other than general economic conditions generally known to the public) that has not been disclosed in writing to the Purchasers that (i) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise) or in the earnings, business affairs, properties or assets of the Company or any subsidiary, or (ii) could reasonably be expected to adversely affect the ability of the Company or any subsidiary to perform its obligations pursuant to this Agreement, the Certificate of Designation, the Registration Rights Agreement or the Warrant.

                  (p) The Company acknowledges and agrees that Purchasers are acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the Registration Rights Agreement and the transactions contemplated hereby and thereby. The Company further acknowledges that Purchasers are not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the Registration Rights Agreement and the transactions contemplated hereby and thereby and any advice given by the Purchasers or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby and thereby is merely incidental to the Purchasers' purchase of the Securities. The Company further represents to the Purchasers that the Company's decision to enter into this Agreement and the Registration Rights Agreement has been based solely on the independent evaluation by the Company and its representatives.

                  (q) Neither the Company, nor any of its affiliates, has, directly or indirectly, made any offers or sales of any securities or solicited any offers to buy any security, under circumstances that would require registration of the Preferred Stock or the Warrants under the Securities Act.

                  (r) Except as set forth within this Agreement or in the SEC Documents, the Company and its subsidiaries own, have obtained or possess rights to use the trademarks, trade names, service marks, service mark registrations, patents, copyrights, licenses, approvals, governmental authorizations, trade secrets and other rights necessary to conduct their respective businesses as now conducted, the Company does not have any knowledge of any material infringement by the Company or its subsidiaries of any trademark, trade name rights, patent rights, copyrights, licenses, service marks, service mark registrations, trade secrets or other similar rights of others, and there is no claim being made against the Company or its subsidiaries regarding trademark, trade name, patent, copyright, license, service marks, service mark registrations, trade secret or other infringement which could have a material adverse effect on the Company. The Company and its subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

                  (s) The Company understands and acknowledges the potentially dilutive effect to the Common Stock of the issuance of the Conversion Shares and the Warrant Shares.

          5. COVENANTS OF THE COMPANY. The Company covenants and agrees with the Purchaser:

                  (a) To  comply  with  all  requirements  of  Section  4(2) and
Section 3(a)(9), as applicable, and to the extent applicable Regulation D under the Securities Act, with respect to the sale of the Preferred Stock, the Conversion Shares, the Warrants and the Warrant Shares, respectively.

                  (b) To notify the Purchasers promptly if at any time during the period beginning on the date of this Agreement and ending on the Closing Date any event shall have occurred as a result of which any written or oral communication made by the Company or any authorized person representing the Company, would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (c) To cause the Conversion Shares and Warrant Shares to be, upon delivery, fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges, security interests or other encumbrances.

                  (d) To have at all times authorized and reserved for issuance, free from preemptive rights, a sufficient number of shares of Common Stock solely for the purpose of satisfying the conversion rights of the Purchasers pursuant to the terms and conditions of the Certificate of Designation and the Warrants and to satisfy the issuance of any other shares of Common Stock which are reserved for issuance or which are issuable upon the exercise, conversion, exchange or satisfaction of any outstanding securities or obligations or rights of the Company. The Company shall not issue any shares of Common Stock, or any securities convertible into, or warrants, options and the like exercisable for, shares of Common Stock, if as a result thereof the Company may reasonably not have sufficient shares of authorized but unissued Common Stock sufficient to satisfy in full the conversion rights of the Purchasers pursuant to the terms and conditions of the Certificate of Designation and the Warrants.

                  (e) Each party shall use its best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, including without limitation, timely to satisfy the conditions to be satisfied as provided in Section 6 and 7 of this Agreement, to consummate the transactions contemplated hereby.

                  (f) Until the earlier of (i) the date which is one year after the date as of which the Holders (as that term is defined in Section 8(b)) may sell all of the Conversion Shares without restriction pursuant to Rule 144(k) promulgated under the Securities Act (or successor thereto) or (ii) the date on which (a) the Holders shall have sold all the Conversion Shares and Warrant Shares and (b) none of the Preferred Stock or Warrants are outstanding, the Company shall file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not voluntarily terminate its status as a Company required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

                  (g) The Company will use the proceeds from the sale of the Securities for the consummation of the acquisition of Superior Pharmaceutical Company (the "SUPERIOR ACQUISITION") pursuant to that certain Agreement and Plan of Merger dated as of March 7, 1997, as amended, as provided for in Section 2.

                  (h) The Company shall promptly secure the listing of the Conversion Shares and Warrant Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed or quoted (subject to official notice of issuance) and shall maintain the listing of all such shares from time to time issuable under the terms of this Agreement, the Certificate of Designation and the Registration Rights Agreement. During the period that the Company is required to maintain effective a registration statement covering the Conversion Shares and Warrant Shares, the Company shall maintain the Common Stock's authorization for listing on the NASDAQ SmallCap Market and any such other national securities exchange.

                  (i) The Company shall, prior to any issuance by the Company of any of its securities issued in a private placement financing pursuant to Regulation D or Regulation S of the Securities Act (other than debt securities with no equity feature), offer to each Purchaser by written notice the right, for a period of five (5) days, to purchase all of such securities for cash at an amount equal to the price or other consideration for which such securities are to be issued; provided, however, that the first refusal rights of the Purchasers pursuant to this Section 5(i) shall not apply to securities issued (A) upon conversion of any of the Preferred Shares or exercise of the Warrants, (B) as a stock dividend or upon any subdivision of shares of Common Stock, provided that the securities issued pursuant to such stock dividend or subdivision are limited to additional shares of Common Stock, (C) pursuant to subscriptions, warrants, options, convertible securities, or other rights which are outstanding on the date of this Agreement, (D) solely as non-cash consideration for the acquisition (whether by merger or otherwise) by the Company or any of its subsidiaries of all or substantially all of the stock or assets of any other entity, (E) pursuant to the exercise of options to purchase Common Stock granted to directors, officers, employees or consultants of the Company in connection with their service to the Company, (F) pursuant to any other transaction by the Company in connection with the financing of the Superior Acquisition or any other similar acquisition by the Company and (G) upon the exercise of any right which was not itself in violation of the terms of this Section 5(i). The
Company's written notice to the Purchasers shall describe the securities proposed to be issued by the Company and specify the number, price and payment terms. Each Purchaser agrees to keep the terms and existence of such securities issuance confidential. Each Purchaser may accept the Company's offer as to the full number of securities offered to it or any lesser number, by written notice thereof given by it to the Company prior to the expiration of the aforesaid five
(5) day period, in which event the Company shall promptly sell and such Purchaser shall buy, upon the terms specified, the number of securities agreed to be purchased by such Purchaser. Notwithstanding the foregoing, if the Purchasers agree, in the aggregate, to purchase more than the full number of securities offered by the Company, then each Purchaser accepting the Company's offer shall first be allocated the lesser of (i) the number of securities which such Purchaser agreed to purchase and (ii) the number of securities as is equal to the full number of securities offered by the Company multiplied by a fraction, the numerator of which shall be the number of Preferred Shares held by such Purchaser as of the date of the Company's notice of offer held by such Purchaser on the date such offer is made and the denominator of which shall be the aggregate number of Preferred Shares held on such date by all Purchasers who accepted the Company's offer, and the balance of the securities (if any) offered by the Company shall be allocated among the Purchasers accepting the Company's offer in proportion to their relative holdings of the issued and outstanding Preferred Shares, provided that no Purchaser shall be allocated more than the number of securities which such Purchaser agreed to purchase and provided further that in cases covered by this sentence all Purchasers shall be allocated among them the full number of securities offered by the Company. The Company shall be free at any time prior to one hundred and eighty (180) days after the date of its notice of offer to the Purchasers, to offer and sell to any third party or parties the number of such securities not agreed by the Purchasers to be purchased by them, at a price and on payment terms no less favorable to the Company than those specified in such notice of offer to the Purchasers. However, if such third party sale or sales are not consummated within such one hundred and eighty (180) day period, the Company shall not sell such securities as shall not have been purchased within such period without again complying with this
Section 5(i). The rights of the first offer pursuant to this Section 5(i) shall terminate as to each individual Purchaser when such Purchaser holds less than fifty percent (50%) of the original number of Preferred Shares originally purchased pursuant to this Agreement. The rights contained in this Section 5(i) are not transferable by the Purchasers.

         6. CONDITIONS PRECEDENT TO THE PURCHASER'S OBLIGATIONS. The obligations of the Purchasers hereunder are subject to the performance by the Company of its obligations hereunder and to the satisfaction of the following additional conditions precedent:

                  (a) The representations and warranties made by the Company in this Agreement shall, unless waived by the Purchasers, be true and correct in all material respects as of the date hereof and at the Closing Date, with the same force and effect as if they had been made on and as of the Closing Date. The Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

                  (b) The Company and the Purchasers shall have entered into the
Registration   Rights  Agreement  (the   "REGISTRATION   RIGHTS  AGREEMENT")  in
substantially the form annexed hereto as EXHIBIT D.

                  (c) The Company will provide to the Purchasers an opinion or opinions of counsel in substantially the form annexed hereto as Exhibit E.

                  (d)  The  Company   shall  have  filed  the   Certificate   of
Designation with the Secretary of the State of Delaware.

                  (e) None of the following shall have occurred: (i) any general suspension of trading in, or limitation on prices listed for, the Common Stock on the NASDAQ, (ii) a declaration of a banking moratorium or any suspension of payments in respect to banks in the United States, (iii) a commencement of a war, armed hostilities or other international or national calamity directly or indirectly involving the United States, (iv) in the case of the foregoing existing at the date of this Agreement, a material acceleration or worsening thereof, or (v) any limitation by the federal or state authorities on the extension of credit by lending institutions that materially and adversely affects the Purchaser.

                  (f) The Company shall have executed and delivered to the Escrow Agent the certificates representing the Preferred Stock and the Warrants.

                  (g) No action, suit, investigation or proceeding before or by any governmental authority shall have been commenced or threatened against the Company or any of the officers, directors or affiliates of the Company, which seeks to restrain, prevent or challenge the transactions contemplated by this Agreement or the Registration Rights Agreement or which seeks damages in connection with such transactions.

                  (h) The Company shall consummate the Superior Acquisition on the Closing Date concurrently with the closing hereunder.

         7.       CONDITIONS PRECEDENT TO THE COMPANY'S OBLIGATIONS.

                  (a) The obligations of the Company hereunder are subject to the performance by the Purchasers of their obligations hereunder and to the satisfaction of the condition precedent that the representations and warranties made by the Purchasers in this Agreement shall, unless waived by the Company, be true and correct in all material respects as of the date hereof and at the Closing Date, with the same force and effect as if they had been made on and as of the Closing Date.

                  (b) The Purchasers shall have delivered to the Escrow Agent by wire transfer the Purchase Price for the Securities.

         8.       TRANSFER OF SECURITIES.

                  (a) Securities Act Legend. Each certificate evidencing the Preferred Stock and the Warrants, and, prior to the effective date of the registration thereof pursuant to the Registration Rights Agreement, the Conversion Shares and the Warrant Shares, and any
certificates issued upon transfer or exchange of the foregoing, shall be stamped or imprinted with the legend substantially as set forth in Section 3(a). The legend set forth in Section 3(a) shall be removed and the Company shall issue a certificate without such legend to the holder of the Preferred Stock, the Conversion Shares, the Warrant and the Warrant Shares as applicable upon which it is stamped, if, unless otherwise required by state securities laws, (a) with respect to the Conversion Shares and the Warrant Shares, the sale of the Conversion Shares or the Warrant Shares, as the case may be, is registered under the Securities Act, or (b) in connection with a Transfer, such holder provides the Company with an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, to the effect that a Transfer thereof may be made without registration under the Securities Act, or (c) such holder provides the Company with reasonable assurances that the Preferred Stock, the Conversion Shares, the Warrant and the Warrant Shares, as applicable, can be sold pursuant to Rule 144 under the Securities Act (or a successor rule thereto). Notwithstanding the removal of any such legend, Purchaser agrees to Transfer the Preferred Stock, the Conversion Shares, the Warrant and the Warrant Shares, including those represented by certificate(s) from which the legend has been removed, in compliance with all applicable securities laws and, if, in connection with any Transfer, a legend would be appropriate under applicable securities laws, Purchaser shall, in connection with any such Transfer ensure that the certificates representing shares so Transferred shall bear the foregoing legend.

                  (b) Securities Act Compliance. Each holder (a "HOLDER") of a certificate evidencing the Preferred Stock, the Conversion Shares, the Warrants and the Warrant Shares which bears the restrictive legend set forth in Section 8(a) above (the "RESTRICTED SECURITIES"), and who proposes to Transfer any Restricted Securities (other than pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 under the Securities
Act), shall give written notice to the Company of such Holder's intention to effect such Transfer. Each such notice shall describe the manner and circumstances of the proposed sale or other disposition in sufficient detail and shall be accompanied by an opinion of legal counsel to the Holder. Promptly upon receipt of such notice, the Company shall present a copy thereof (together with any accompanying opinion of legal counsel to the Holder) to its legal counsel, and the following provisions shall apply:

                           (i) If,  in the  opinion  of  legal  counsel  to such
Holder, reasonably satisfactory in form and substance to the Company and its legal counsel, or if such notice was not accompanied by an opinion of legal counsel to the Holder, then, if, in the opinion of legal counsel to the Company, the proposed sale or other disposition may be effected without registering the Restricted Securities involved under the Securities Act or under state securities laws, such Holder shall be entitled to so Transfer such Restricted Securities in accordance with the terms of such notice delivered to the Company pursuant to this paragraph (b). The Company will advise the Holder, within three
(3) business days after submission of such notice, whether the Company believes such Holder is entitled to so Transfer the Restricted Securities in accordance with the foregoing. If the Holder is entitled to so Transfer, he shall submit the stock certificate or certificates evidencing the Restricted Securities to be Transferred to the Company in proper form for Transfer and accompanied by appropriate instruments of Transfer and the Company shall promptly issue new certificates giving effect to such Transfer. Certificates for Restricted Securities thus Transferred (and each of the certificates evidencing any untransferred balance of the Conversion Shares or the Warrant Shares not so transferred) shall bear the restrictive legend set forth in Section 8(a), unless, in the opinion of such Holder's legal counsel, which opinion shall be reasonably satisfactory in form and substance to counsel for the Company (or legal counsel to the Company if the Holder did not present an opinion of its legal counsel), such legend is not required by the applicable provisions of the Securities Act or state securities laws; and

                           (ii) If in the  reasonable  opinion of either of such
legal counsel (or legal counsel to the Company if the Holder did not present an opinion of its legal counsel), the proposed Transfer cannot be effected without registering the Restricted Securities involved under the Securities Act or state securities laws, such Holder shall not offer to Transfer or Transfer such Restricted Securities unless and until such Restricted Securities have been registered under the Securities Act or state securities laws for such purpose or an exemption from such registration becomes available. Upon the consummation of the transactions contemplated by this Agreement, the Company shall have agreed to register the Conversion Shares and the Warrant Shares pursuant to the terms of the Registration Rights Agreement.

                  (c) Subject to the restrictions set forth in Sections 8(a) and
(b) above, upon the valid conversion of the Preferred Stock or exercise of the Warrants, the Company shall instruct its transfer agent to issue certificates, registered in the name of each Purchaser or its nominee, for the Conversion Shares and the Warrant Shares in such amounts as specified from time to time by the respective Purchasers to the Company. The Company shall provide instructions and opinions of counsel to its transfer agent in accordance the Registration Rights Agreement and this Section 8. Upon the effectiveness of the registration of the Conversion Shares and the Warrant Shares pursuant to the Registration Rights Agreement and thereafter, any Conversion Shares or Warrant Shares theretofore issued bearing a restrictive legend of any kind may be submitted to the Company for removal of such legend, and within three (3) business days of receipt thereof the Company shall cause to be issued and delivered to the Holder submitting the certificates for such shares new certificates representing the same number of shares that bear no restrictive legend and that are freely transferable on the books and records of the Company and its transfer agent, subject to such Holder's compliance with applicable securities laws, including but not limited to such Holder's obligation pursuant to the Securities Act to provide a prospectus to buyers of such shares and further subject to Sections 3(e) and 4(c) of the Registration Rights Agreement. Nothing in this Section shall affect in any way Purchasers' obligations and agreement to comply with all applicable securities laws upon resale of the Conversion Shares and the Warrant Shares.

         9. Fees and Expenses. Each of the Purchasers and the Company agrees to pay its respective expenses incident to the performance of its obligations hereunder, including, but not limited to, the fees, expenses, due diligence costs and disbursements of such party's counsel.

         10. Survival of the Representations, Warranties, etc. The respective agreements, representations, warranties, indemnities and other statements made by or on behalf of the Company and the Purchaser, respectively, pursuant to this Agreement, shall remain in full force and effect for a period of one year, regardless of any investigation made by or on behalf of the other party to this Agreement or any officer, director or employee of, or person controlling or under common control with, such party and will survive delivery of any payment for the Preferred Stock, the Conversion Shares, the Warrants and the Warrant Shares.

         11. Notices. All notices, requests and other communications hereunder must be in writing and delivered to the parties at the following addresses or facsimile numbers:

If to the Purchasers, to:

         The addresses listed on Schedule I attached hereto.

If to the Company, to:

         DynaGen, Inc.
         99 Erie Street
         Cambridge, MA  02139
         Attention:  President

         Telephone:        (617) 491-2527
         Telecopy:         (617) 354-3902

All such notices, requests and other communications will (i) if delivered personally (including, without limitation, by reputable overnight courier service) to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon telecopy generated confirmation of receipt, and (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

         12. Third Party Beneficiary. Any permitted transferee of any part of the principal amount of the Preferred Stock, the Conversion Shares, the Warrants and the Warrant Shares shall be a third party beneficiary of the Company's obligations under this Agreement, the Warrants and the Registration Rights Agreement. Such person shall have all the rights of a third party beneficiary with respect to the enforcement against the Company of any provision of this Agreement, the Warrants and the Registration Rights Agreement.

         13.      Miscellaneous.

                  (a) This Agreement may be executed in one or more counterparts and it is not necessary that signatures of all parties appear on the same counterpart, but such counterparts together shall constitute but one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                  (b) This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors and permitted assigns.

                  (c) This agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware (without giving effect to conflicts of laws principles). Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

                  (d) The headings of the sections of this document have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

                  (e) The provisions of this Agreement are severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.

                  (f) This Agreement, including the schedules and exhibits hereto, constitutes the sole and entire agreement of the parties with respect to the subject matter hereof.

                  (g) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  (h) Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the Company and Purchaser, the Company and Purchasers do not thereby or in any manner waive any rights granted to it or him under U.S. Federal or state securities laws.

                  (i) The provisions of this Agreement, other than Sections 5(i), 8, 10 and 12, shall terminate when all Preferred Shares and Warrants have been converted into shares of the Company's Common Stock that are unlegended, unrestricted and are freely transferable on the books and records of the Company and its transfer agent, subject to each Holder's compliance with applicable securities laws, including but not limited to such Holder's obligation pursuant to the Securities Act to provide a prospectus to buyers of such shares, and further subject to

Sections 3(e) and 4(c) of the Registration Rights Agreement.

         14. Time of Essence. Time shall be of the essence in this Agreement.

         15. Delivery of Stock; Dividend Payments.

                  (a) The Company will permit each Purchaser to exercise its right to convert the Preferred Stock and exercise the Warrants by telecopying a notice of conversion in accordance with the Certificate of Designation (a "Notice of Conversion") or Form of Subscription annexed to the Warrant, respectively, to the Company and delivering thereafter, as the case may be, (i) the original Notice of Conversion and Preferred Stock certificate, or (ii) (A) Form of Subscription, (B) cash or certified or official bank check payable to the Company and (C) Warrant (the "Original Documentation"), by express courier. Each date on which a Notice of Conversion or Form of Subscription is telecopied to and received by the Company in accordance with the provisions hereof shall be deemed a Conversion Date or Exercise Date, as the case may be. The Company will transmit the certificates representing the Conversion Shares and the Warrant Shares and the newly issued Preferred Stock certificate representing the number of shares of Preferred Stock which remains unconverted, or the newly issued Warrant representing the portion of the Warrant which remains unexercised, to the Purchasers via express courier within three (3) trading days after the date on which the Company receives the Original Documentation or make such securities available to the Purchasers at the Company's transfer agent within such time period (the "Delivery Date").

         (b) The Company and the Purchasers agree that the Company will comply with its applicable federal or other tax withholding obligations.

         16. Liquidated Damages for Failure to Deliver. The Company understands that a delay beyond the deadline for delivery, specified in Section 15, could result in economic loss to the Purchaser. As compensation to the Purchaser for such loss, the Company agrees to pay late payments to the Purchaser for the late issuance of shares issuable at conversion or exercise in accordance with the following schedule (where "No. Business Days Late" is defined as the number of business days beyond three business days after receipt by the Company of the Original Documentation):

                                          Late Payment for Each $5,000 of
No. Business Days Late                  Original Investment Being Converted
----------------------                  -----------------------------------
           2                                        $     50.00
           3                                        $    100.00
           4                                        $    150.00
           5                                        $    200.00
           6                                        $    250.00
           7                                        $    300.00
           8                                        $    350.00
           9                                        $    400.00
          >9                            $400.00 + $100.00 for each Business
                                               Day Late Beyond 9 Days

         The Company  shall make any  payments  incurred  under this  Section in immediately available funds upon demand. Nothing herein shall limit a Purchaser's right to actual damages for the Company's failure to issue and deliver the Conversion Shares and the Warrant Shares to the Purchaser. Furthermore, in addition to any other remedy which may be available to the Purchaser, in the event that the Company fails for any reason to effect delivery of Conversion Shares or Warrant Shares within five (5) business days after the date on which the Company has received the Original Documentation, the Purchaser will be entitled to elect to be deemed to be treated as not having exercised the relevant Notice of Conversion or Notice of Exercise by delivering a notice to such effect to the Company whereupon the Company and the Purchaser shall each be restored to their respective positions immediately prior to such Notice of Conversion or Notice of Exercise; provided that no such election shall constitute waiver of any right or remedy Purchaser may have and the Company shall still be obligated notwithstanding any such election to make penalty payments hereunder and for any actual damages.

         17. Non-delivery of the Shares. If, within ten (10) business days of the date after receipt by the Company of the Original Documentation, the Company shall fail to (i) issue the Conversion Shares or the Warrant Shares, and (ii) deliver to a Purchaser the Conversion Shares or the Warrant Shares as required by the Warrant or Certificate of Designation, as the case may be, for any reason other than failure by such Purchaser to comply with its obligations under this Agreement, then the Company shall:

                  (a) hold such Purchaser harmless against any loss, claim or damage arising from or as a result of such failure by the Company (including, without limitation, any such loss, claim or damage resulting from an obligation to resell the Conversion Shares or the Warrant Shares); and

                  (b) reimburse the Purchaser for all of its out-of-pocket expenses reasonably incurred, including fees and disbursements of its counsel, incurred by the Purchaser in connection with this Agreement and the transactions contemplated herein; provided however, that the Company shall not have further liability to the Purchaser except as provided for in this Section 17.

         18. Escrow Agent. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith and its liability hereunder shall be limited to liability for gross negligence or willful misconduct on its part. The Company and the Purchasers agree to save harmless, and the Company agrees to indemnify and defend, the Escrow Agent for, from and against their respective share of any loss, damage, liability, judgment, cost and expense whatsoever, by reason of, or on account of, any misrepresentation made to it or its status or activities as Escrow Agent under this Agreement except for any loss, damage, liability, judgment, cost or expense resulting from gross negligence or willful misconduct on the part of the Escrow Agent.

                  The Escrow Agent shall not be responsible for any failure or inability of any of the parties to perform or comply with the provisions of this Agreement, or the agreements delivered in connection herewith.

                  In the performance of its duties hereunder, the Escrow Agent shall be entitled to rely in good faith upon any document (including facsimile transmitted copies of documents), instrument or signature believed by it in good faith to be genuine and to be signed by any party hereto or an authorized officer or agent thereof, and shall not be required to investigate the truth or accuracy of any statement contained in any such document or instrument. The Escrow Agent may assume in good faith that any person purporting to give any notice in accordance with the provisions hereof has been duly authorized to do so.

                  Each party hereto acknowledges that (a) the Escrow Agent is not acting as legal counsel to such party in any manner or respect in connection with the transactions contemplated by this Agreement, and (b) the Escrow Agent is serving as an accommodation to the parties hereto.
                  It is understood and further agreed that the Escrow Agent shall:

                  (a) be under no duty to enforce payment of any subscription that is to be paid to and held by it hereunder;

                  (b) promptly notify the Purchasers and the Company of any discrepancy between the amounts set forth on any statement delivered by the Purchasers and/or the Company and the sum or sums delivered to it therewith;

                  (c) be under no duty to accept funds, checks, drafts or instruments for the payment of money from anyone other than the Company or the Purchasers, or to give any receipt therefor except to the Company or the Purchasers, with a copy in each case to the Company;

                  (d) be protected in acting upon any notice, request, certificate, approval, consent or other paper reasonably believed by it to be genuine and to be signed by the proper party or parties (including, but not limited to, copies of documents transmitted by facsimile);

                  (e) be permitted to consult with counsel of its choice, and shall not be liable for any action taken, suffered, or omitted by it in accordance with the advice of such counsel; provided, however, that nothing in this subsection (e), nor any action taken by the Escrow Agent, or suffered or omitted by it in accordance with the advice of any counsel, shall relieve the Escrow Agent from liability for any claims that are occasioned by its gross negligence or willful misconduct;

                  (f) not be bound by any modification, amendment, termination, cancellation, or rescission of this Agreement, unless the same shall be in writing and signed by it;

                  (g) be entitled to refrain from taking any action other than to keep all property held in escrow if it (i) shall be uncertain concerning its duties or rights hereunder, or (ii) shall have received claims or demands from any party, or (iii) shall have received instructions from the Purchasers and/or the Company that, in the Escrow Agent's opinion, are in conflict with any of the provisions of this Agreement, until it shall have received a final judgment by a court of competent jurisdiction;

                  (h) have no liability for following the instructions herein or expressly provided for herein, or the written instructions given jointly by the Purchasers and/or the Company; and/or

                  (i) have the right, at any time, to resign hereunder by giving written notice of its resignation to all other parties hereto at least three (3) business days prior to the date specified for such resignation to take effect, and upon the effective date of such resignation all cash and other payments and all other property then held by the Escrow Agent hereunder shall be delivered by it to such person as may be designated in writing by the other parties executing this Agreement, whereupon the Escrow Agent's obligations hereunder shall cease and terminate. If no such person has been designated by such date, all obligations of the Escrow Agent hereunder shall, nevertheless, cease and terminate. The Escrow Agent's sole responsibility thereafter shall be to keep safely all property then held by it and to deliver the same to a person designated by the other parties executing this Agreement or in accordance with the directions of a final order or judgment of a court of competent jurisdiction.

                [Remainder of page is intentionally left blank.]

                                  DYNAGEN, INC.

                          SECURITIES PURCHASE AGREEMENT

                           Counterpart Signature Page


         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Agreement and return the same to the Company, whereupon, this Agreement shall become a binding Agreement among us.

                                            Very truly yours,

                                            DYNAGEN, INC.

                                            By:      /s/ Dhananjay G. Wadekar
                                                     --------------------------
                                            Title:   Executive Vice President
                                                     --------------------------






                                  DYNAGEN, INC.

                          SECURITIES PURCHASE AGREEMENT

                           Counterpart Signature Page


         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Agreement and return the same to the Company, whereupon, this Agreement shall become a binding Agreement among us.

                                            Very truly yours,

                                            Ardsen Financial S.A.
                                            -------------------------------
                                            (exact name of Purchaser)


                                            By:      /s/ J. Beck
                                                     ----------------------
                                            Title:   President
                                                     ----------------------

                                            Address:   POB 9765
                                                       -----------------------
                                                       Birmensdorferstr. 1Q3
                                                       -----------------------
                                                       8036 Zurich-Switzerland
                                                       -----------------------





                                  DYNAGEN, INC.

                          SECURITIES PURCHASE AGREEMENT

                           Counterpart Signature Page


         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Agreement and return the same to the Company, whereupon, this Agreement shall become a binding Agreement among us.

                                            Very truly yours,

                                            Voica Trading S.A.
                                            -------------------------------
                                            (exact name of Purchaser)


                                            By:      /s/ [Illegible]
                                                     ----------------------
                                            Title:   President
                                                     ----------------------

                                            Address:     Angernenstr. 6
                                                         ------------------
                                                         8002 Zurich
                                                         ------------------
                                                         Switzerland
                                                         ------------------





                                  DYNAGEN, INC.

                          SECURITIES PURCHASE AGREEMENT

                           Counterpart Signature Page


         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Agreement and return the same to the Company, whereupon, this Agreement shall become a binding Agreement among us.

                                            Very truly yours,

                                            TAIB Bank E.C.
                                            -----------------------------
                                            (exact name of Purchaser)


                                            By:      /s/ [Illegible]
                                                     --------------------------
                                            Title:   Executive Vice President /
                                                     Vice President
                                                     --------------------------

                                            Address:     Sohl Centre, Diplomatic
                                                         Area
                                                         -----------------------
                                                         P.O. Box 20485
                                                         -----------------------
                                                         Menema, Bahrain
                                                         -----------------------





                                  DYNAGEN, INC.

                          SECURITIES PURCHASE AGREEMENT

                           Counterpart Signature Page


         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Agreement and return the same to the Company, whereupon, this Agreement shall become a binding Agreement among us.

                                            Very truly yours,

                                            LAMPTON INC.
                                            ----------------------------
                                            (exact name of Purchaser)


                                            By:      /s/ SPSG
                                                     -------------------
                                            Title:
                                                     -------------------

                                            Address:     Elkana Street
                                                         ---------------------
                                                         P.O. Box 35411
                                                         ---------------------
                                                         Jerusalem, Israel
                                                         ---------------------





                                  DYNAGEN, INC.

                          SECURITIES PURCHASE AGREEMENT

                           Counterpart Signature Page


         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Agreement and return the same to the Company, whereupon, this Agreement shall become a binding Agreement among us.

                                            Very truly yours,

                                            Throne Ltd.
                                            -----------------------------
                                            (exact name of Purchaser)


                                            By:      /s/ Jo Wieng
                                                     --------------------
                                            Title:   General Director
                                                     --------------------

                                            Address:     24 Route de Malacou
                                                         ---------------------
                                                         Geneva 1V08
                                                         ---------------------
                                                         Switzerland
                                                         ---------------------





                                  DYNAGEN, INC.

                          SECURITIES PURCHASE AGREEMENT

                           Counterpart Signature Page


         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Agreement and return the same to the Company, whereupon, this Agreement shall become a binding Agreement among us.

                                            Very truly yours,

                                            Colbo Kft.
                                            -------------------------------
                                            (exact name of Purchaser)


                                            By:      /s/ [Illegible]
                                                     ----------------------
                                            Title:   President
                                                     ----------------------

                                            Address:     Gyeri Vt.
                                                         ------------------
                                                         Sziyetszuitmiklos
                                                         ------------------
                                                         Hungary
                                                         ------------------





                                  DYNAGEN, INC.

                          SECURITIES PURCHASE AGREEMENT

                           Counterpart Signature Page


         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Agreement and return the same to the Company, whereupon, this Agreement shall become a binding Agreement among us.

                                            Very truly yours,

                                            Sovereign Partners L.P.
                                            -----------------------------
                                            (exact name of Purchaser)


                                            By:      /s/ [Illegible]
                                                     ---------------------------
                                            Title:   President - General Manager
                                                     ---------------------------

                                            Address:     49 Perry Lane
                                                         -----------------------
                                                         Ridgefield, CT  06877
                                                         -----------------------







                                  DYNAGEN, INC.

                          SECURITIES PURCHASE AGREEMENT

                           Counterpart Signature Page


         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Agreement and return the same to the Company, whereupon, this Agreement shall become a binding Agreement among us.

                                            Very truly yours,

                                            Legong Investments NV
                                            -------------------------------
                                            (exact name of Purchaser)


                                            By:      /s/ [Illegible] or
                                                         I. Sankatsung
                                                     --------------------------
                                            Title:   Director
                                                     --------------------------

                                            Address:     Int. Trade Center
                                                         ----------------------
                                                         TRI26 Curacao
                                                         ----------------------
                                                         Neth. Antilles
                                                         ----------------------





                                  DYNAGEN, INC.

                          SECURITIES PURCHASE AGREEMENT

                           Counterpart Signature Page


         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Agreement and return the same to the Company, whereupon, this Agreement shall become a binding Agreement among us.

                                           Very truly yours,

                                           RIC Asset Limited
                                           --------------------------------
                                           (exact name of Purchaser)


                                           By:      /s/ Mazen Hassounah
                                                    -----------------------
                                           Title:   Director
                                                    -----------------------

                                           Address: c/o Rana Investment Company
                                                    ---------------------------
                                                    P.O. Box 60168, Riyadh 11545
                                                    ---------------------------
                                                    Saudi Arabia
                                                    ---------------------------





                                  DYNAGEN, INC.

                          SECURITIES PURCHASE AGREEMENT

                           Counterpart Signature Page


         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Agreement and return the same to the Company, whereupon, this Agreement shall become a binding Agreement among us.

                                          Very truly yours,

                                          The Endeavour Capital Fund S.A.
                                          -----------------------------------
                                          (exact name of Purchaser)


                                          By:      /s/ Shmuli Margullies
                                                   --------------------------
                                          Title:   Director
                                                   --------------------------

                                          Address: c/o Endeavour Management Inc.
                                                   -----------------------------
                                                   14/14 Divrei Chaim St.
                                                   -----------------------------
                                                   Jerusalem 94479 Israel
                                                   -----------------------------





                                  DYNAGEN, INC.

                          SECURITIES PURCHASE AGREEMENT

                           Counterpart Signature Page


         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Agreement and return the same to the Company, whereupon, this Agreement shall become a binding Agreement among us.

                                            Very truly yours,

                                            Gross Foundation Inc.
                                            -------------------------------
                                            (exact name of Purchaser)


                                            By:      /s/ [Illegible]
                                                     ----------------------
                                            Title:   President
                                                     ----------------------

                                            Address:     1660 49 St.
                                                         ------------------
                                                         Brooklyn, NY
                                                         ------------------
                                                         11204
                                                         ------------------





                                  DYNAGEN, INC.

                          SECURITIES PURCHASE AGREEMENT

                           Counterpart Signature Page


         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Agreement and return the same to the Company, whereupon, this Agreement shall become a binding Agreement among us.

                                            Very truly yours,

                                            Deere Park Capital Management
                                            ---------------------------------
                                            (exact name of Purchaser)


                                            By:      /s/ [Illegible]
                                                     ------------------------
                                            Title:   President
                                                     ------------------------

                                            Address:     650 Dundee Road
                                                         ---------------------
                                                         Suite 460
                                                         ---------------------
                                                         Northbrook, IL  60062
                                                         ---------------------